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             GUARANTY AND LIMITED INDEMNITY AGREEMENT
                               from
                          DANIEL R. BATY
                           as Guarantor,
                                and
                 DEUTSCHE BANK AG, NEW YORK BRANCH
                             as Lender
                     Dated as of June 30, 1998
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             GUARANTY AND LIMITED INDEMNITY AGREEMENT
THIS GUARANTY AND LIMITED INDEMNITY AGREEMENT (this "Guaranty"), made as of the 30th day of June,1998, by DANIEL R. BATY, an individual, having an address c/o Columbia Pacific, 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 (the
"Guarantor"), in favor of DEUTSCHE BANK AG, a bank chartered under the laws of the Federal Republic of Germany, acting by and through its New York Branch, having an address at 31 East 52nd Street, 23rd Floor, New York, New York 10019 ("Lender").
WITNES SETH:
WHEREAS, COOPER GEORGE PARTNERS LIMITED PARTNERSHIP ("Borrower") concurrently herewith is obtaining a loan in the principal amount of NINE MILLION SEVEN HUNDRED SIXTY-FIVE THOUSAND AND NO/100 DOLLARS ($9,765,000.00) (the "Loan") from Lender pursuant to the terms and conditions of that certain Credit Agreement, dated of even date hereof, between Borrower and Lender (the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement); WHEREAS, the Loan is evidenced by that certain Promissory Note (the "Note"), dated of even date hereof by Borrower and payable to the order of Lender in the stated principal amount of the original amount of the Loan and shall be secured, inter alia, by (1) that certain Mortgage, Open-End Mortgage, Advance Money Mortgage, Trust Deed, Deed of Trust, Trust Indenture, Assignment, Assignment of Rent, Security Agreement, including Fixture Filing and Financing Statement made by Borrower in favor of Lender (the "Mortgage") and
(2) that certain Security Agreement from Borrower in favor Lender (the "Security Agreement"). The Credit Agreement, the Note, the Mortgage, the Security Agreement and the other documents and instruments evidencing, securing or otherwise related to the Loan, as the same may from time to time be amended, extended, consolidated, renewed or replaced are collectively referred to herein as the "Loan Documents"; and
WHEREAS, as a condition to entering into the Credit Agreement with Borrower, Lender has required that the Guarantor indemnify Lender from and against, and guarantee payment to Lender of, certain Costs (as hereinafter defined) and the Guaranteed Obligations (as hereinafter defined) relating to the Loan as set forth herein; and WHEREAS, the Guarantor owns an indirect beneficial interest in Borrower, and the Guarantor will derive substantial economic benefit from Lender making the Loan to Borrower, and, therefore, the Guarantor has agreed to indemnify Lender from and against and guaranty payment to Lender of the Costs and the Guaranteed Obligations relating to the Loan as set forth herein.
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NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby covenants and agrees for the benefit of Lender, as follows:
1. Guaranteed Obligations.
(a) The Guarantor absolutely and unconditionally guarantees to Lender the punctual and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise), of the principal of, and accrued and unpaid interest on, each Loan made pursuant to the Credit Agreement. (The obligations described in this clause (a) are referred to herein as the "Guaranteed Obligations").
(b) Anything to the contrary provided in this Guaranty notwithstanding, the liability of the Guarantor under clause (a) above, shall not be reduced by any prepayment or repayment of principal or any payment of interest, as the case may be, due under the Note by or on behalf of Borrower other than a payment pursuant to this Guaranty following a written demand by Lender pursuant to subsection 1(c) hereof.
(c) If Borrower shall fail to pay when due any required payment of principal or interest on the Note, as the case may be, Lender may, subject only to the express limitations set forth in this Guaranty, call upon the Guarantor to pay the unpaid amount. The Guarantor shall, upon demand, immediately pay such unpaid amount to Lender.
2. Indemnification by the Guarantor. The Guarantor hereby assumes liability for, guarantees payment to Lender of, agrees to pay, protect, defend and save Lender harmless and indemnify Lender from and against, any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and disbursements, causes of action, suits, claims, losses (including, without limitation, any diminution in the value of the security afforded by the property mortgaged by the Mortgage by reason of any of the following occurrences), demands and judgments of any nature or description whatsoever (collectively, "Costs")), which may at any time be imposed upon, incurred by or awarded against Lender resulting from:
a)   any fraud or misrepresentation committed by Borrower or any of its Affiliates;
b) any intentional and material breach of Borrower's covenants set forth in the Mortgage;
c) any action or inaction taken or omitted in bad faith by Borrower or any of its Affiliates;
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d)   any interference by Borrower or any of its Affiliates with
Lender's exercise of its remedies under the Loan Documents following an occurrence of an Event of Default;
e) any impairment by Borrower or any of its Affiliates of the value of any material portion of the Collateral for each Loan;
any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar Laws affecting the rights of creditors generally; or
(g) any failure of Borrower to pay and perform any Guaranteed Obligations in accordance with the terms of such Guaranteed Obligations.
3. Indemnification Procedures.
(a) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify the Guarantor in writing thereof and the Guarantor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify the Guarantor of such matter shall not impair or reduce the obligations of the Guarantor hereunder. Lender shall have the right, at the expense of the Guarantor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event the Guarantor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, such failure shall constitute an Event of Default and Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of the Guarantor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, attorneys' fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and the Guarantor shall pay the same as hereinafter provided. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.
(b) The Guarantor shall not, without the prior written consent of Lender, (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance
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satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.
(c) All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and the Guarantor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of the Guarantor to periodically pay such Costs, if not paid within said ten-day period, shall bear interest at the Default Rate from the date incurred until the date they are paid in full.
4. Reinstatement of Obligations. If at any time all or any part of any payment made by the Guarantor or received by Lender from the Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including but not limited to, the insolvency, bankruptcy or reorganization of the Guarantor or Borrower), then the obligations of the Guarantor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous payment made by the Guarantor, or receipt of payment by Lender, and the obligations of the Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by the Guarantor had never been made.
5. Guaranty Absolute. The Credit Agreement shall conclusively be deemed to have been entered into by Lender and the Loan funded in reliance upon this Guaranty and all dealings and Loan Documents executed hereafter between Borrower and Lender shall likewise be conclusively presumed to have been undertaken or consummated in reliance upon this Guaranty. This Guaranty shall, subject to the terms hereof, be construed as a continuing, absolute and unconditional guaranty of payment. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of.. (a) any lack of genuineness, regularity, legality, validity or enforceability of any of the Loan Documents,
(b) any change in the time, manner or place of payment of any amount payable under any of the Loan Documents, or in any other term of any of the Loan Documents, including, but not limited to, any increase or decrease in the rate of interest thereon, or any other amendment or waiver or consent to departure from any of the Loan Documents including, without limiting the generality of the foregoing, the waiver of any default thereunder or the making of any arrangement with, or the accepting of any compromise or settlement from, Borrower or any other person or entity liable in respect of any amount payable under any of the Loan Documents, (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other
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guaranty securing any part of the indebtedness of the Loans, (d)
any act, omission, circumstance or occurrence that might otherwise vary the risk of the Guarantor or any of them or be deemed a legal or equitable discharge of the Guarantor or which might otherwise constitute a defense available to Borrowers or the Guarantor or
(e) any dealings or transactions between Lender or Borrower or any other person or entity liable in respect of the indebtedness of the Loan.
Without limiting the generality of the foregoing and subject to the terms hereof, the Guarantor's liability under this Guaranty shall, subject to the terms hereof, be absolute and unconditional irrespective of any right of set-off or counterclaim which Borrower or the Guarantor may from time to time have in respect of any moneys or liabilities owing by, or any claims against, Lender and the Guarantor irrevocably waive any defense or claim based upon any such right of set-off or counterclaim. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the indebtedness of any of the Loans is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.
6. Waiver. The Guarantor hereby waives protest, promptness, diligence, notice of acceptance, demand for payment and notice of default or non-payment in respect of the Credit Agreement and any of the Loan Documents and waives all other notices of every kind and description with respect to any of the Loans now or hereafter provided by any statute or rule of law. The Guarantor hereby waives any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Borrower, against the Guarantor hereunder or the against Guarantor or any other person, entity or any collateral. The Guarantor hereby waives, to the fullest extent permitted by applicable law, the benefit of any statute of limitations which may affect its liability hereunder or the enforcement hereof. Any payment by Borrower or other circumstance that operates to toll any statute of limitations as to Borrower shall operate to toll the statute of limitations as to the Guarantor.
7. Nature of Guaranty. This Guaranty is a guaranty of payment and performance and not of collection, is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future, including (a) interest and other Guaranteed Obligations arising or accruing after bankruptcy of any Loan Party or any sale or other disposition of any Collateral, and (b) any Guaranteed Obligations that survive repayment of the Loan. This Guaranty and any Security for this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of any Guaranteed Obligations is rescinded or must otherwise be returned by Lender or any other person upon the bankruptcy, insolvency or reorganization of any Loan Party or otherwise, all as though such payment or performance had not occurred. The Guarantor shall have no authority to revoke this Guaranty, but if any such revocation shall be deemed to have occurred by operation of law or otherwise, the provisions of this Guaranty shall continue to apply notwithstanding such revocation.
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8.   Obligations Independent. The obligations of the Guarantor
under this Guaranty are independent of the obligations of any other Loan Party under the Loan Documents (such obligations of any other Loan Party, including Borrower's obligations in respect of the Guaranteed Obligations, being referred to in this Guaranty as the "Other Obligations") and any security, and the enforceability of any security for this Guaranty is likewise independent of any such Other Obligations and any other security. Lender may bring action against the Guarantor and otherwise enforce this Guaranty without bringing action against any other Loan Party or joining any other Loan Party in any action against the Guarantor, and otherwise independently of any other remedy at law or in equity that may be available to Lender at any time with respect to any Other Obligations or security. The Guarantor waives any right to require Lender at any time to proceed against any other Loan Party, or otherwise enforce, proceed against or exhaust any Other Obligations or pursue any other remedy in Lender's power.
9. Full Recourse. Notwithstanding any provisions of any other Loan Document to the contrary, all of the terms and provisions of this Guaranty are recourse obligations of the Guarantor and not restricted by any limitation on personal liability.
10. Survival. To the fullest extent permitted by law, this Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Credit Agreement or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.
11. Waiver of Subrogation. Until such time as the Loan is paid in full, the Guarantor hereby irrevocably waives all rights of subrogation and any other claims that they may now or hereafter acquire against Borrower or any insider that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty, including, without limitation, any right of reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Lender against Borrower or any insider, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Borrower or any insider, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the foregoing at any time prior to the indefeasible cash payment of the Loan, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to all amounts payable under this Guaranty or to be held as collateral for any amounts payable under this Guaranty thereafter arising. The Guarantor acknowledges that they have and will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waiver set forth in this Section 11 is knowingly made in contemplation of such benefits.
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12. Reservation of Rights. Nothing contained in this Guaranty shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, the Guarantor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. 9601 et sea.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
13. Rights Cumulative; Payments. Lender's rights under this Guaranty shall be in addition to all rights of Lender under the Credit Agreement and the other Loan Documents. TO THE EXTENT THAT PAYMENTS ARE MADE HEREUNDER BY THE GUARANTOR WITH RESPECT TO OBLIGATIONS AND LIABILITIES FOR WHICH BORROWER IS NOT LIABLE UNDER THE NOTE, THE MORTGAGE, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, SUCH PAYMENTS MADE BY THE GUARANTOR UNDER THIS GUARANTY SHALL NOT REDUCE IN ANY RESPECT SUCH BORROWER'S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE MORTGAGE, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND TO THE EXTENT THAT PAYMENTS ARE MADE HEREUNDER BY THE GUARANTOR WITH RESPECT TO OBLIGATIONS AND LIABILITIES FOR WHICH BORROWER IS LIABLE UNDER THE NOTE, THE MORTGAGE, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, SUCH PAYMENTS SHALL BE APPLIED FIRST TO THOSE OBLIGATIONS AND LIABILITIES ARISING UNDER THE NOTE, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS WITH RESPECT TO WHICH
BORROWER IS NOT PERSONALLY LIABLE.
14. No Limitation on Liability. The Guarantor hereby consents and agrees that
Lender may at any time and from time to time without further consent from the Guarantor do any of the following events, and the liability of the Guarantor under this Guaranty shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to the Guarantor or with or without consideration:
(i) any extensions of time for performance required by any of the Loan Documents or otherwise granted by Lender or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, Mortgage or any of the other Loan Documents or any sale or transfer of the property referenced in such Loan Documents;
(iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of the Guarantor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by the Guarantor herein or by Borrower in any of the Loan Documents; (v) the release of any Borrower or of other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for any of the Loan; (vii) Lender's
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failure to record the Mortgage or to file any financing statement
(or Lender's improper recording or filing thereof or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with any of the Loan Documents or any collateral for the Loan, nor any course or dealing with Borrower or any other person, shall limit, impair or release the Guarantor's obligations hereunder, affect this Guaranty in any way or afford the Guarantor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.
15. Enforcement. This Guaranty is subject to enforcement at law or in equity, including actions for damages or specific performance.
16. Attorneys' Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Guaranty, or any portion thereof, the Guarantor agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys' fees, costs and disbursements, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.
17. Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by the Guarantor under this Guaranty. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and the Guarantor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.
18. Reliance. Lender would not enter into the Credit Agreement without the Guarantor entering into this Guaranty. Accordingly, the Guarantor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Credit Agreement shall be executed and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.
19. Waiver by the Guarantor. The Guarantor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, the Guarantor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to I 1 U.S.C. Section 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or
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inhibit the ability of Lender to enforce any rights of Lender against the Guarantor or the collateral for the Loan by virtue of this Guaranty or otherwise.
20. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Washington, and is a "commercial law" as defined in RCW chapter 61.24, as amended by chapter 295, Laws of 1998.
Remedies. The obligations of the Guarantor under this Guaranty are independent of Borrower's obligations under the Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Borrower or whether Borrower is joined in any such action or actions. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor either in the same action, if any, brought against Borrower or in separate actions, as often as Lender, in its sole discretion, may deem advisable.
22. Certified Statement. The Guarantor and the Lender each agree that they will, at any time and from time to time, within ten (10) days following the reasonable request of the other, execute and deliver to the other a statement certifying that this Guaranty is unmodified and in full force and effect (or if modified, that the same is in full force and effect as modified and stating such modifications).
23. Separate Guaranty. The Guarantor agrees that they shall, at the request of Lender, promptly execute, acknowledge and deliver a specific guaranty for the Loan, which guaranty shall be in the same form and nature as this Guaranty.
24. Notices. All notices and other communications which may be or are desired to be given hereunder shall be in writing and, if to the Guarantor, sent by recognized overnight courier or by certified or registered mail, postage prepaid, return receipt requested, or delivered to it, addressed to it at the address first set forth above and if to Lender, mailed or delivered as provided in Section 10.02 of the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such communications shall be deemed to be given (i) if hand delivered or sent by overnight courier, on the day received, or (ii) if mailed, on the third
(3rd) Business Day following deposit thereof in the U.S. Mail.
25. Continuing Agreement; Successors and Assigns. This Guaranty is a continuing obligation of the Guarantor and shall (i) remain in full force and effect until the payment in full of the Loan and all amounts payable under this Guaranty, (ii) be binding upon the Guarantor and their respective successors and assigns and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns or by any person to whom Lender's interest in the Loan Documents may be assigned.
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26. Certain Notices. Lender shall endeavor to give notice to the
Guarantor of any amendment or modification of the Loan Documents; provided, however, that failure to provide any such notice shall in no manner adversely affect the rights and remedies of Lender hereunder and under the Loan Documents or in any manner limit the waivers made by the Guarantor under Section 6.
27. Waivers and Amendments. No supplement to, modification or amendment of, or waiver, consent or approval under, any provision of this Guaranty shall be effective unless in writing and signed by Lender, and any waiver, consent or approval shall be effective only in the specific instance and for the specific purpose for which given.
28. Waiver of Jury Trial. Lender and the Guarantor waive trial by jury in any action or other proceeding (including counterclaims), whether at law or equity, brought by Lender or the Guarantor against the other on matters arising out of or in any way related to or connected with this Guaranty, the other Loan Documents, the Loan or any transaction contemplated by, or the relationship between Lender and the Guarantor or any other Loan Party or any action or inaction by any party under, any of the Loan Documents.
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IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as a sealed instrument as of the day and year first above written. PLEASE BE ADVISED THAT ORAL
AGREEMENTS OR ORAL COMMITMENTS TO
LOAN MONE,. EXTEND CREDIT OR
FORBEAR FROM ENFORCING REPAYMENT
OF A DEBT ARE NOT ENFORCEABLE
UNDER WASHINGTON LAW.
/s/:  Daniel R. Baty
Name: Daniel R. Baty
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